1Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. Investor Presentation 3rd Quarter 2024 Exhibit 99.1

2 The following information is current as of October 23, 2024 (unless otherwise noted) and should be read in connection with the most recent periodic report of SLM Corporation filed with the Securities and Exchange Commission (the “SEC”), as updated from time to time by subsequently filed or furnished reports. This Presentation contains “forward-looking statements” and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s (as hereinafter defined) beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. These include, but are not limited to: strategies; goals and assumptions of SLM Corporation and its subsidiaries, collectively or individually as the context requires (the “Company”); the Company’s expectation and ability to execute loan sales and share repurchases; statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of any such pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; the Company’s expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the approval of our Board of Directors; the Company’s 2024 guidance; the Company’s three-year horizon outlook; the impact of acquisitions we have made or may make in the future; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors, many of which are difficult to predict and generally beyond the control of the Company, which may cause actual results to be materially different from those reflected in such forward-looking statements. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws or regulations; our ability to timely develop new products and services and the acceptance of those products and services by potential and existing customers; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of our allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; the effectiveness of our risk management framework and quantitative models; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers, or any change related thereto; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayments on the loans owned by us; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All oral and written forward-looking statements attributed to the Company are expressly qualified in their entirety by the factors, risks, and uncertainties set forth in the foregoing cautionary statements, and are made only as of the date of this Presentation or, where the statement is oral, as of the date stated. We do not undertake any obligation to update or revise any forward-looking statements to conform to actual results or changes in our expectations, nor to reflect events or circumstances that occur after the date on which such statements were made. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward-looking statements discussed. Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. CAUTIONARY NOTE AND DISCLAIMER REGARDING FORWARD LOOKING STATEMENTS

3 $50M GAAP Net Loss attributable to common stock in Q3 2024. $0.23 Q3 2024 GAAP Net Loss per common share. 5.00% Net interest margin for Q3 2024, down from 5.43% in Q3 2023. $171M Total operating expenses in Q3 2024, as compared to $167M in the year-ago quarter. 3rd Quarter 2024 Highlights $2.8B Private Education Loan Originations in Q3 2024, as compared to $2.5 billion in the year-ago quarter. 13% Private Education Loan Originations growth from year- ago quarter. $0.11 Common stock dividend per share paid in Q3 2024. 5.3M Share repurchased in Q3 2024 at an average share price of $21.58 per share. 12.9% Total risk-based capital ratio; CET1 capital ratio of 11.6%. $0.13 Common stock dividend per share declared for Q4 2024. $448M Capacity remaining under the 2024 Share Repurchase Program as of September 30, 2024. Balance Sheet & Capital Allocation Statement of Operations & Earnings Summary

4 $271M Q3 2024 provision for credit losses; 5.84% total allowance as a percentage of the ending total loan balance plus unfunded commitments and accrued interest receivable on private education loans, compared with 5.99% in Q3 2023. 3.6% Percentage of Private Education Loans in repayment delinquent 30+ days as of 9/30/2024. $77M Private Education Loan net charge- offs for Q3 2024; 2.08% of average loans in repayment (annualized), compared with 2.53% in Q3 2023. • Enhanced loss mitigation programs continue to be a useful tool in helping our borrowers establish positive payment habits. • Observing continued improvement in our roll to default rates and the percentage of borrowers in loss mitigation programs requiring payment continues to improve as well. 0.9% Percentage of Private Education Loans in an extended grace period for Q3 2024 (1) ; 1.0% of Private Education Loans in hardship and other forbearances in Q3 2024 (2) . Additional Key Performance Metrics Credit Performance Deposit portfolio balances at the end of Q3 2024 were 3% higher than at the end of Q2 2024; Q3 2024 mix of brokered vs. retail and other was approximately 46% and 54%, respectively. 2% Uninsured deposits as a percentage of total deposits as of 9/30/2024. $87M Unrealized losses on marketable securities portfolio as of 9/30/2024. 20 bps Approximate regulatory capital charge that would result if losses were realized. Funding & LiquidityABS Securitization $868M Student loan ABS transaction was successfully priced on 8/7/24. Represents SLM’s largest on- balance sheet ABS transaction to date.

5 Outstanding financial track record with strong EPS performance and ROCE Well-positioned in large and growing private student loan market, with powerful brand recognition and attractive client base Consistent profitability, balance sheet strength and strong risk and compliance functions to mitigate enterprise-wide risk and support resiliency of results Rigorous and consistent capital allocation and return program in place to enhance shareholder value A Compelling Investment Opportunity Significant potential for profitable growth and shareholder returns nearing conclusion of CECL Phase-in Period

6 57% 2023 full-year market share of private student lending marketplace (3) 57% In School Payment* 13% Private Education Loan Originations Growth in Q3 2024 compared to year-ago quarter* 92% Cosigner Rate* 2.08% Q3 2024 Net Charge-offs as a percentage of Avg. Loans (5) in Repayment (annualized) 754 Average FICO (6) at Approval* Top ranked and highly recognized brand Industry leading and award-winning technologies Well funded with sufficient liquidity, capital, and loan loss reserves Sallie Mae is the market-leading brand for private education loans driven by brand recognition, rigorous underwriting methodology and industry-leading customer service. 2,100+ actively managed university relationships across the U.S. (4) Appears on 98% of documented lender lists (4) Largest salesforce in the student loan industry Sallie Mae is an Outstanding Franchise * Metrics are for Q3 2024 originations, unless otherwise shown.

7 Providing Customers with Financial Backing, Information and Tools to Achieve Their Goals SALLIE MAE BANK Offers traditional savings products • High-yield savings accounts • Money market accounts • Certificates of deposit Originates Private Education Loans The portfolio of loans insured or guaranteed under the previously existing Federal Family Education Loan Program was sold to a third party in the fourth quarter of 2024 PRIVATE EDUCATION LOANS Smart Option Student Loans Emphasize in-school payment features that can produce shorter terms and reduce customers’ total finance charges Graduate Student Loans Six loan products for specific graduate programs of study SLM Portfolio

8 Private Education Loan Portfolio High Quality Private Education Loan Portfolio $21.8B Loans 24% Variable 76% Fixed Portfolio Interest Rate Type 47% Deferred 35% Fixed Pay 18% Interest Only $19.2B Loans Customer FICO at Original Approval (6) 46% 750+ 8% <670 14% 670-699 32% 700-749 FICO 754 Weighted Avg. 25% 2023 2% Pre 2014 2% 2014 3% 2015 3% 2016 4% 2017 5% 2018 6% 2019 7% 2020 10% 2021 15% 2022 $21.8B Loans As of 9/30/2024 19% 2024 Originations Vintage (7) Smart Option Payment Type

9 Interest Only loans Require full interest payments during in-school, grace, and deferment periods Fixed Pay loans Require $25 fixed payments during in-school, grace, and deferment periods Deferred loans Do not require payments during in-school and grace periods The Smart Option Loan product, introduced in 2009, consists of: Sallie Mae’s Smart Option Loan • Smart Option payment option may not be changed after selected at origination • Fixed-rate loans or variable- rate loans • Consumer credit underwriting, with minimum FICO and custom credit score model. • Marketed primarily through the school channel and also directly to consumers, with all loansA certified by and disbursed directly to schools • Qualified education loans are non- dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship” A Bar Study, and Residency and Relocation loans are exceptions.

10 More Personalized, Flexible Financing Options that Set Students Up for Success WE BELIEVE WE ARE WELL POSITIONED TO CAPTURE MARKET SHARE THROUGH COMPELLING OFFERINGS Sallie Mae Federal Student Loan Program U n d e rg ra d u a te Loan Program Smart Option Student Loan Federal Direct Loan (Subsidized & Unsubsidized) Parent Plus Loan Limits $1,000 - Cost of Attendance No aggregate limits Yr. 1 - $5,500 ($3,500 > subsidized) Yr. 2 - $6,500 ($4,500 > subsidized) Yr. 3+ - $7,500 ($5,500 > subsidized) $31,000 Aggregate ($23,000 > subsidized) No Limit Interest Rates (as of 9/30/24) Variable: S + 0.250% - S + 11.375% Fixed: 4.24% - 16.53% 6.53% 9.08% Origination Fees (as of 9/30/24) 0% 1.057% 4.228% Repayment Types IO / Fixed Pay / Deferred Deferred Immediate P&I / Deferred Repayment Terms 10 - 15 Years 10 Years (extended repayment 20 or 25 years) 10 Years (extended repayment 20 or 25 years) G ra d u a te Loan Program Graduate Product Suite (MBA, Medical, Dental, Law, Health Professions, General Grad) Federal Direct Loan (Unsubsidized only) Graduate Plus Loan Limits $1,000 - Cost of Attendance No aggregate limits $20,500 Per Year $138,500 Aggregate ($65,000 > subsidized - including undergraduate subsidized only) No Limit Interest Rates (as of 9/30/24) Variable: S+0.420% - S + 10.125% Fixed: 3.84% - 15.000% 8.08% 9.08% Origination Fees (as of 9/30/24) 0% 1.057% 4.228% Repayment Types IO / Fixed Pay / Deferred Deferred Immediate P&I / Deferred Repayment Terms 15 Years - MBA, HP, General Grad, Law 20 Years - Medical & Dental 10 Years (extended repayment 20 or 25 years) 10 Years (extended repayment 20 or 25 years) Products designed to meet the needs of all students Developing unique and innovative products to diversify portfolio Medical General Studies Dental Health Professions MBA Undergraduate Law

11 STRATEGIES TO MAXIMIZE REVENUE STRATEGIES TO MANAGE UNIT COSTS Our Proven Strategy Aims to Maximize the Profitability and Growth of the Core Business Drive penetration at all schools Increase market share by bridging gaps in student funding needs Enhance risk-adjusted pricing and underwriting Improve marketing, digital, and data capabilities Maintain strong focus on fixed cost discipline Drive towards reducing both the unit cost of servicing and the unit cost of acquisitions Improve third-party vendor cost management Drive towards strong operating leverage

12 v Optimize the Value of the Brand and Attractive Client Base We know our customers’ finances, payment patterns, and indebtedness. We have relationships and knowledge to assist our customers with their next step: post-graduation plans, jobs, future financial needs. We are there for our customers during and after their important transition to adulthood. Ensure products and services are consistent with our core mission and drive customer value Build products and services that leverage our customer affiliation Prioritize partnerships and other capital efficient avenues of growth Look for opportunities to optimize ROI WHAT WE DO

13 Strong Balance Sheet & Recurring Earnings Growth Loan Sales & Capital Return Enhancing Shareholder Value Through Disciplined Balance Sheet Growth and Strategic Capital Return Expected to drive recurring revenue and lead to steady double-digit earnings per share growth with balance sheet expansion.(8) Expected to support a consistent dividend with the potential for future growth.(8)(9) Regular loan sales are expected to be utilized as a tool to moderate balance sheet growth.(8) Sold ~$16 billion in whole loans at an average price of approximately 110% through September 30, 2024. Expected to continue expanding capacity for return of capital through continued share repurchases and other forms of capital return.(8) Repurchased approximately 220 million shares through Q3 2024, or approximately 52% of the shares outstanding at the beginning of 2020.

14 Consumers Increasingly Rely on Borrowed Funds to Finance the Cost of a Higher Education Roughly Half of Families Student borrowing is more prevalent than parent borrowing. Borrowing rates vary by school type USED BORROWED FUNDS IN AY 2023-24 SOURCE: How America Pays for College 2024 Families’ out-of-pocket contributions covered half of college costs $229B Family Contribution $145B Grants $12B Other $15B Private Education Loans Higher Education Spend (10) (Academic Year 2022-2023) $83B Federal & State Loans $485B Total 56% only the student borrowed 32% only the parent borrowed 12% both borrowed 45% of 4-year private school families borrowed 41% of 4-year public school families borrowed 25% of 2-year school families borrowed of costs covered by families’ out-of-pocket contributions of costs covered by scholarships and grants of costs covered by borrowed funds of costs covered by relatives and friends 48% 27% 23% 2%

15 $5,321 $5,423 $5,975 $6,383 2020 2021 2022 2023 2024 87%748 56% 86%747 57% 86%750 59% Private Education Loan Trends Third quarter 2024 originations at approximately $2.8 billion, 13% higher than the year-ago quarter. Originations volume for graduate students increased 22% YTD through the third quarter as compared to the year-ago period. While these loans make up only 2% of our total outstanding portfolio, they represent high quality borrowers. Average FICO at Approval(6) In School Payment Cosigned Private Education Loan Originations(11) + 10% + 7% + 9% YTD 754 Average FICO at Approval(5) 57% In School Payment 92% Cosigned Q3 2024 749 Average FICO at Approval(5) 56% In School Payment 90% Cosigned Q3 2023 + 2% 86%749 60% Full Year * * The shaded block representing full year 2024 originations is a projected estimate. These estimates and related comments constitute forward-looking statements and are based on performance during the first nine months of 2024 and management’s current expectations and beliefs. There can be no guarantee as to whether and to what extent these estimates will be achieved. The Company undertakes no obligation to revise or release any revision or update to these forward-looking statements. See our Forward-Looking Statements disclosures on pg. 2 for more information. $6,032 Q3 YTD

16 As of 9/30/2024 Funding Strategy 22% Long-term Borrowings 23% Brokered (Fixed) 14% Retail (HSA & 529) 29% Retail (MMDA & CD) 12% Brokered (Variable) • Our total deposits of $21.4 billion were comprised of $9.8 billion in brokered deposits and $11.6 billion in retail and other deposits at September 30, 2024. • Interest-bearing deposits consist of retail and brokered non- maturity savings deposits, retail and brokered non-maturity money market deposits, and retail and brokered certificates of deposit. Also included are deposits from Educational 529 and Health Savings plans that diversify our funding sources. • There were $513 million of deposits exceeding FDIC insurance limits at the end of Q3 2024. Diversified Funding Optimizes Net Interest Margin $27.5B Total Funding Long-Term Funding Outstanding borrowings consist of unsecured debt and secured borrowings issued through our term asset-backed securitization program, totaling approximately $1 billion and $5 billion, respectively, as of September 30, 2024. Deposits

17 Improving Political Environment A Focus on Federal Lending National policymakers are focused on addressing federal student lending issues and reform, including: • Federal loan forgiveness • Federal PLUS limits • Enhanced federal repayment programs • FAFSA roll out We believe the current environment presents opportunity for meaningful reform to the federal student loan program: ✓ Attention is on the federal student loan program ✓ Increased focus on implementing limits to federal loans 77% 23% 87% 13% There should be a limit on how much debt federal student loan borrowers can take on. 87% believe / 13% do not believe * Data derived from 2023 survey of 1,000 registered voters performed by The Global Strategies Group for Center Forward. College costs have risen because people can borrow from the government whatever a school says it costs to attend. 77% agree / 23% do not agree PUBLIC CONCERN WITH UNLIMITED FEDERAL LENDING *

18 v 45,225 kW-hrs Electricity saved by recycling efforts. 42.6% Waste diversion rate. 95% Percentage of customers opted into electronic statements. Renewable Energy Certificates purchased in 2023 offset electricity use at our two largest locations. Our business and ESG strategy are deeply integrated and aligned with our mission to power confidence as students and families pursue their unique journeys to, through, and immediately after higher education. This approach positions our company to make significant social impact and reinforces the strength and value of our franchise. Responsible and Ethical Business Reducing Our Environmental Footprint Voted one of the Best Companies to Work For in 2024 by U.S. News and World Report. $1M Research endowment to Delaware State University to fund a 3-year Persistence & Completion Pilot Program. >$254K Tuition reimbursement to team members continuing to pursue higher education. $1.247M Scholarships awarded to help students from under resourced and underrepresented communities access and complete higher education. Supporting Our Customers, Our Communities, and Our People Powering Responsible Corporate Governance 50% Board diversity as defined by Nasdaq’s diversity standards (as of 12/31/2023). 42% Directors appointed within the last 5 years, providing fresh perspectives (as of 12/31/2023). Operational & Compliance Risk Committee oversight of corporate information security programs. Nominations & Governance Committee oversight of ESG matters & reporting. SOURCE: Sallie Mae’s 2023 Environmental, Social, and Governance Report, published April 2024 and as of 12/31/2023

19 ABS Supplement

20 Sallie Mae Bank ABS Summary – Last 12 Quarters (On-Balance Sheet)* * Pool characteristics represent the last three years of issuance as of the Statistical Cutoff Date for the respective transaction. 21-D 21-E 22-C 23-A 23-C 24-C 24-E Issuance Date 8/18/2021 11/9/2021 8/9/2022 3/15/2023 8/16/2023 5/15/2024 8/14/2024 Total Bond Amount ($mil) $527 $534 $575 $579 $568 $668 $868 Initial AAA Enhancement (%) 13% 12% 22% 18% 19% 16% 15% Initial Class B Enhancement (%) 6% 5% 16% 11% 13% 9% 8% Wtd Avg Spread over Benchmarks 'AAA' Rated A Classes (%) +0.62% +0.63% +1.64% +1.41% +1.55% +1.10% +1.35% A and B Classes Combined (%) +0.69% +0.69% +1.76% +1.53% +1.69% +1.19% +1.42% Loan Program (%) Smart Option 100% 100% 100% 100% 100% 100% 100% Loan Status (%) (12) School, Grace, Deferment 58% 59% 59% 62% 61% 70% 63% P&I Repayment 40% 40% 41% 37% 39% 28% 36% Forbearance 2% 1% 1% 1% 1% 2% 1% Wtd Avg Term to Maturity (Mo.) 143 143 145 160 159 172 170 % Loans with CoSigner 92% 92% 92% 92% 91% 90% 90% Not For Profit (%) 90% 90% 92% 92% 90% 87% 88% Wtd Avg FICO at Origination (6) 742 741 743 744 743 744 743 Wtd Avg Recent FICO at Issuance (6) 745 745 745 742 741 738 738 Wtd Avg FICO at Origination (Cosigner) 744 743 745 746 745 746 745 Wtd Avg Recent FICO at Issuance (Cosigner) 748 748 748 745 745 742 742 Wtd Avg FICO at Origination (Borrower) 721 720 722 722 724 727 726 Wtd Avg Recent FICO at Issuance (Borrower) 712 711 706 701 703 701 700 Variable Rate Loans (%) 50% 50% 48% 43% 39% 25% 25% Wtd Avg Annual Borrower Interest Rate 8.64% 8.68% 9.30% 10.86% 11.26% 11.47% 11.32%

21 Sallie Mae Bank ABS Structures

22 Appendix

23 Q3 2024 Q2 2024 Q3 2023 Statement of Operations ($ Millions) Total interest income $653 $641 $652 Total interest expense 293 269 268 Net Interest Income 359 372 385 Less: provisions for credit losses 271 17 198 Total non-interest income 24 142 24 Total non-interest expenses 172 159 170 Income tax expense (benefit) (14) 87 11 Net Income (Loss) $(45) $252 $29 Preferred stock dividends 5 5 5 Net income (loss) attributable to common stock (50) 247 25 Ending Balances ($ Millions) Private Education Loans held for investment, net $20,460 $18,433 $20,348 FFELP Loans held for investment, net - 483 551 FFELP Loans held for sale, net 486 - - Deposits $21,445 $20,744 $21,551 Brokered 9,844 10,033 10,376 Retail and other 11,601 10,711 11,175 Q3 2024 Q2 2024 Q3 2023 Key Performance Metrics Net Interest Margin 5.00% 5.36% 5.43% Yield—Total Interest-earning assets 9.07% 9.25% 9.21% Private Education Loans 10.79% 10.91% 10.96% Cost of Funds 4.35% 4.16% 4.00% Return on Assets (“ROA”)(15) (0.6)% 3.6% 0.4% Return on Common Equity (“ROCE”)(16) (10.2)% 50.6% 6.3% Private Education Loan Sales $- $1,590 $- Per Common Share GAAP diluted earnings (loss) per common share $(0.23) $1.11 $0.11 Average common and common equivalent shares outstanding (millions) 215 222 229 Quarterly Financial Highlights

24 Credit Performance (17)(18)(19)(20) Private Education Loans Held for Investment ($ Thousands) Balance % Balance % Balance % Loans in repayment and percentage of each status: Loans current 14,806,983$ 96.4% 13,756,538$ 96.7% 14,938,462$ 96.3% Loans delinquent 30-59 days 285,471$ 1.8% 224,445$ 1.5% 283,621$ 1.8% Loans delinquent 60-89 days 149,098$ 1.0% 125,384$ 0.9% 153,449$ 1.0% Loans 90 days or greater past due 118,703$ 0.8% 125,214$ 0.9% 129,613$ 0.9% Total private education loans in repayment 15,360,225$ 100.0% 14,231,581$ 100.0% 15,505,145$ 100.0% Delinquencies as % of loans in repayment 3.6% 3.3% 3.7% Loans in forbearance 301,414$ 259,192$ 213,843$ Percentage of loans in forbearance: Percentage of loans in an extended grace period (1) 0.9% 0.8% 0.2% Percentage of loans in hardship and other circumstances (2) 1.0% 1.0% 1.2% 8.91% 8.62% 8.84% 5.84% 5.90% 5.99% Net charge-offs as a % of average loans in repayment (annualized) 2.08% 2.19% 2.53% Total allowance* as a percentage of the ending total loan balance plus unfunded loan commitments and accrued interest receivable on private education loans SEP 30, 2023 Quarters Ended Allowance as a % of the ending loans in repayment and accrued interest to be capitalized on loans in repayment SEP 30, 2024 JUN 30, 2024 * Total allowance represents the allowance on private education loans and the allowance for the unfunded loan commitments.

25 Factors affecting the Provision for Credit Losses 3rd Quarter 2024 Allowance for Credit Losses Consolidated Statements of Operations – Provision for Credit Losses Reconciliation • Outsized originations of approximately $2.8 Billion in the quarter resulted in an overall increase to provision for the period. • Provision was also impacted by timing of disbursements, as the amount for unfunded loan commitments increased. • Total provision YTD decreased from the prior year YTD by 9%. Quarter Ended September 30, 2024 ($ THOUSANDS) BALANCE Private Education Loan provision for credit losses: Provision for loan losses 109,196$ Provision for unfunded loan commitments 157,901 Total Private Education Loan provisions for credit losses 267,097$ Other Impacts to the provision for credit losses: FFELP Loans 4,368$ Provisions for credit losses reported in consolidated statements of operations 271,465$

26Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. 1. We calculate the percentage of loans in an extended grace period as the ratio of (a) Private Education Loans in forbearance in an extended grace period numerator to (b) Private Education Loans in repayment and forbearance denominator. An extended grace period aligns with The Office of the Comptroller of the Currency definition of an additional, consecutive, one-time period during which no payment is required for up to six months after the initial grace period. We typically grant this extended grace period to customers who may be having difficulty finding employment before the full principal and interest repayment period starts or once it has begun. 2. We calculate the percentage of loans in hardship and other forbearances as the ratio of (a) Private Education Loans in hardship and other forbearances (excluding loans in an extended grace period) numerator to (b) Private Education Loans in repayment and forbearance denominator. If the customer is in financial hardship, we work with the customer and/or cosigner and identify any available alternative arrangements designed to reduce monthly payment obligations, which may include a short-term hardship forbearance. 3. Source: Enterval CBA Report (https://www.enterval.com/) for full-year 2023 as of December 2023. Based on Full Market. 4. Based on internal Company statistics. 5. Statistic considers portfolio Private Education Loans only and is presented as an annualized number, as of September 30, 2024. 6. Represents the higher credit score of the cosigner or the borrower. 7. By year of origination approval. 8. The information on this page constitutes forward-looking statements. See page 2 of this Presentation for a cautionary note regarding forward-looking statements. 9. The Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future will be subject to the determination by, and discretion of, the Company’s Board of Directors, and any determination by the Board will be based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties. 10. Enrollment data from NCES Digest of education statistics (various tables). Cost data included from College Board 2023 Trends in College Pricing and 2023 Trends in Student Aid. Total market is based on internal company statistics that include inputs from government projections. These projections were updated in the fourth quarter of 2023. 11. Originations represent loans that were funded or acquired during the period presented. 12. Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 13. Overcollateralization for Class A & B bonds. 14. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 15. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 16. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 17. For Private Education Loans on this slide, “loans in repayment” include loans making interest only or fixed payments, as well as loans that have entered full principal and interest repayment status after any applicable grace period (but do not include those loans while they are in forbearance). 18. For Private Education Loans on this slide, “loans in forbearance” include loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures. 19. The period of delinquency is based on the number of days scheduled payments are contractually past due. 20. Accrued interest to be capitalized on loans in repayment includes interest on loans that are in repayment but have not yet entered full principal and interest repayment status after any applicable grace period (but, for purposes of the table, does not include interest on those loans while they are in forbearance). Footnotes